q q q p p tu p q q q p p p q q tu tu

• • • • • Cash Rent Change

USD CAD GBP EURO JPY HKD SGD AUD 13% 5% 75% 4%

• • • • • • • • • • • •

  

    

Reconciliation of Core EBITDA (unaudited) (in thousands) Three Months Ended June 30, 2016 Net Loss ($8,185) Income Tax Expense (Benefit) 58 Interest Expense, net 857 Depreciation & Amortization 39,996 EBITDA $32,726 Plus: Non-Cash Rent 7,740 Plus: Non-Cash Compensation 429 Plus: Transaction Expenses and Other 707 Less: Synergies (2,395) Core EBITDA $39,207



600
LOCAL
GLOBAL

Sustainable Value Creation

DIGITAL REALTY 2Q16 FINANCIAL RESULTS

JULY 2016

DIGITAL REALTY

The Next Horizon
Three-Year Guideposts

Our Focus

Our philosophy is to deliver superior returns by capitalizing on our core competencies and tailoring them to meet our customers' constantly growing and evolving data center needs

1. **SUPERIOR RETURNS**
   Deliver superior risk-adjusted total returns
2. **CAPITAL ALLOCATION**
   Prudently allocate capital to opportunistically extend global campus footprint
3. **PRODUCT OFFERINGS**
   Drive higher returns on the asset base by diversifying product offerings
4. **OPERATING EFFICIENCIES**
   Achieve operating efficiencies to accelerate growth in cash flow and value per share

Expanding the Global Footprint
Building Scale in London, Amsterdam and Frankfurt

AMSTERDAM

Amstel Business Park
Total kW ~6,900
Total S.F. ~28,700
Utilization: 98%



Amsterdam Science Park
Total kW ~1,300
Total S.F. ~18,200
Utilization: 87%



FRANKFURT

Lyonerstrasse
Total kW ~3,900
Total S.F. ~30,800
Utilization: 53%



Premium assets with strong interconnection growth and colocation lease-up potential in three strategically important locations

LONDON

Sovereign House
Total kW ~4,800
Total S.F. ~53,100
Utilization: 85%



Bonnington House
Total kW ~700
Total S.F. ~10,700
Utilization: 92%



Meridian Gate
Total kW ~1,400
Total S.F. ~10,300
Utilization: 78%



West Drayton
Total kW ~3,000
Total S.F. ~40,800
Utilization: 46%



Oliver's Yard
Total kW ~2,400
Total S.F. ~20,100
Utilization: 39%



Significant Presence in Top Three European Data Center Markets


London


Amsterdam
Frankfurt

8 leading, carrier-neutral data centers

3 of the most strategically important data center hubs in Europe

650+ diversified clients

Note: As of March 31, 2016. Utilization is calculated as total square footage occupied by customers divided by total sellable square footage of the applicable facility, which takes into account power and cooling capacity limitations and excludes space occupied by infrastructure and equipment. We acquired leasehold interests in seven of the eight properties. The weighted-average remaining lease term of the leased properties is approximately 23 years. We acquired a fee interest in the Amstel Business Park property.

Executing on Capital Recycling
Redeploying Accretively, Enhancing Portfolio Quality

Sales Price	$115 million
Sales Price / s.f.	$252 / s.f.
2016 Contractual Cash NOI	$9 million
Gain (Loss) on Sale [1]	$27 million
Closing Date	July 11, 2016



1
2
3
4

1 900 Walnut



2 210 N. Tucker



3 1807 Michael Faraday



4 251 Exchange



1) Digital Realty took a $64 million impairment charge on 210 N. Tucker in 4Q14. The $27 million gain on portfolio sale reflects the gain on written-down book value.

Data Center Supply in Perspective
The Fundamentals Glass is Still Half-Full

Top Metro Areas Seeing Robust Demand Being Met by Increasing Inventory

NORTHERN VIRGINIA

Inventory (1)



479 MW
494 MW
553 MW
4Q15
1Q16
2Q16

Occupancy Rate (2Q16)

Market (1) 94%

DLR 96%

LTM Digital Realty Deliveries

21 MW

74% Leased

2x Market Absorption-to-Construction (2)

DALLAS

Inventory (1)



252 MW
263 MW
277 MW
4Q15
1Q16
2Q16

Occupancy Rate (2Q16)

Market (1) 91%

DLR 92%

LTM Digital Realty Deliveries

11 MW

100% Leased

2x Market Absorption-to-Construction (2)

CHICAGO

Inventory (1)



174 MW
210 MW
214 MW
4Q15
1Q16
2Q16

Occupancy Rate (2Q16)

Market (1) 93%

DLR 95%

LTM Digital Realty Deliveries

13 MW

93% Leased

2x Market Absorption-to-Construction (2)

National Metro Areas

Construction concentrated in metro areas characterized by robust leasing velocity and high visibility of demand

Healthy Occupancy Rates

Tight market vacancy rates; recent deliveries likewise largely leased

LTM Market Absorption Outpacing Construction

2015 market absorption = 2x current construction pipelines

Source: Digital Realty internal estimates and datacenterHawk.

1. Per datacenterHawk. Excludes owner-occupied data centers.
2. Calculated as 2015 market absorption divided by current data center construction.

Decelerating Global Economic Growth Outlook
Data Center Demand Drivers Remain a Bright Spot

		1Q16 Call April 28, 2016	CURRENT July 20, 2016	Better/ Worse	2016E	2017E
MACROECONOMIC	Global GDP Growth Forecast (1)	2016E: 3.2%	2016E: 3.1%	▼	3.1%	3.4%
	U.S. GDP Growth Forecast (1)	2016E: 2.4%	2016E: 2.2%	▼	2.2%	2.5%
	U.S. Unemployment Rate (2)	5.0%	4.9%	▼	4.8%	4.6%
	Inflation Rate – U.S. Annual CPI Index (2)	0.9%	1.0%	▲	1.3%	2.2%
	Crude Oil ($/barrel) (3)	$43	$45	▲	$44	$55
	Control of White House, Senate and HoR (4)	D,R,R	D,R,R	◀▶	D,R,R	D,R,R
INTEREST RATES	Three-Month Libor (USD) (2)	0.4%	0.7%	▲	0.8%	1.4%
	10-Yr U.S. Treasury Yield (2)	1.9%	1.6%	▼	1.7%	2.22%
	GBP-USD (2)	1.45	1.32	▼	1.27	1.33
	EUR-USD (2)	1.13	1.10	▼	1.08	1.10
EQUITY MARKETS	S&P 500 (2)	2,088 (YTD 2.8%); P/E: 19.1x	2,173 (YTD 7.6%); P/E: 20.2x	▲	18.5x	16.3x
	NASDAQ 100 (2)	4,474 (YTD -2.6%); P/E: 22.5x	4,657 (YTD 2.1%); P/E: 23.8x	▲	19.7x	17.2x
	RMZ (2)	1,141 (YTD 4.7%)	1,254 (YTD 16.3%)	▲		
	Average FFO Multiple (5)	16.2x	17.8x		17.8x	16.7x
INDUSTRY	IT Spending Growth Worldwide (6)	2016E: 1.6%	2016E: 1.5%	▼	1.5%	2.6%
	Server Shipment Worldwide (7)	2016E: 6.2%	2016E: 5.1%	▼	5.1%	4.2%
	Global Data Center to Data Center IP Traffic (8)	31% CAGR 2014 - 2019E	31% CAGR 2014 - 2019E	◀▶	31% CAGR 2014 - 2019E	
	Global Cloud IP Traffic (8)	33% CAGR 2014 - 2019E	33% CAGR 2014 - 2019E	◀▶	33% CAGR 2014 - 2019E	

1) IMF World Economic Outlook – July 2016.
2) Bloomberg – July 2016.
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month).
4) Moody's Analytics Presidential Election Model – June 2016.
5) Citi – April 2016 and July 2016.
6) Gartner: IT Spending, Worldwide, Constant Currency, 1Q16 / April 2016 and 2Q16 / July 2016.
7) Gartner: Servers Forecast Worldwide, 1Q16 / April 2016 and 2Q16 / July 2016.
8) Cisco Global Cloud Index: Forecast and Methodology, 2013-2019 - October 2015.



FINANCIAL RESULTS

DIGITAL REALTY

Robust Long-Term Demand, Lumpy Near-Term Signings
Diverse Customer Base + Product Offerings

Historical Lease Signings
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	39,444	$216	$8.5 million
Powered Base Building®	120	$171	$0.0 million
Colocation	26,163	$229	$6.0 million
Non-Technical	3,264	$57	$0.2 million
Total	**68,991**	**$213**	**$14.7 million**



$ in millions
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
2009
2010
2011
2012
2013
2014
2015
2016
$7.5 million interconnection bookings

1. Includes signings for new and re-leased space.
2. GAAP rental revenues include total rent for new lease and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

Healthy Backlog Sets a Solid Foundation
Front-Loaded Commencement Schedule



Backlog Roll-Forward + Commencement Timing
Current Period Backlog
Signings
Commencements
Total Backlog
$ in millions
$125
$100
$75
$50
$25
$-
$90
$15
$35
$70
$30
$31
$9
$70
1Q16 Backlog
Signings
Commencements
2Q16 Backlog
2016
2017
2018+
Total Backlog

Note: Amounts shown represent GAAP annualized base rent from signed but not yet commenced leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Expected commencement date at time of signing.

Cycling Through Peak Vintage Renewals
Approaching Mark-to-Market Inflection Point

		Re-Leasing Spreads Cash	Re-Leasing Spreads GAAP
Total Data Center	• Signed renewal leases representing $59.4 million of annualized GAAP rental revenue • Rental rates were up on a cash basis by 2.8% and increased by 8.1% on a GAAP basis for total data center space	2.8%	8.1%
Turn-Key Flex®	• Renewed 227,155 square feet of Turn-Key Flex® data centers at a rental rate increase of 0.2% on a cash basis and increase of 9.5% on a GAAP basis	0.2%	9.5%
Powered Base Building®	• Renewed 64,174 square feet of Powered Base Building® data centers at a rental rate increase of 30.8% on a cash basis and a 55.4% increase on a GAAP basis	30.8%	55.4%
Colocation	• Renewed 93,277 square feet of colocation space at a rental rate increase of 5.2% on a cash basis and increase of 5.2% on a GAAP basis	5.2%	5.2%

Note: Total Data Center represents Turn-Key Flex®, Powered Base Building®, and Colocation leases signed during the quarter ended June 30, 2016. Rental rate changes on renewals are calculated as the cash rent from new leases divided by the cash rent from expiring leases, minus one.

M&A Scorecard
On Track to Meet or Exceed Key 2016 Financial Targets



Completed / On-Track
Slightly Behind
Off-Track
OPERATING REVENUE
CORE EBITDA (1)
EXPENSE SYNERGIES
2016 UNDERWRITING TARGET
3Q16
2Q16 ACTUAL
1Q16 ACTUAL
$385+ million
$148+ million
$15+ million
$93.9 million
$39.2 million
$91.7 million
$38.4 million

1. Represents Telx EBITDA adjusted for non-cash rent expense and non-cash compensation. Excludes synergies.

For a definition of Core EBITDA and a reconciliation to net income (loss), please see the Appendix.

2Q16 Results Ahead of Plan
Operating Outperformance + Cost Savings Drive Upside

2Q16 Core FFO / Share Reconciliation



$1.50
$1.40
$1.30
$1.20
$1.10
Consensus
$1.38
Actual
$1.42
$0.01
$0.01
$0.01
<$0.01
2Q16 Consensus Core FFO / Share (1)
Revenue
Operating Expenses
G&A
Interest Expense
2Q16 Actual Core FFO / Share

Note: Core FFO is a non-GAAP financial measure. For a description of Core FFO and a reconciliation to net income, see the Appendix.

1. Based on FactSet consensus estimates as of July 27, 2016.

Closing the "GAAP" on Straight-Line Rent
Consistently Improving Quality of Earnings



$ in millions
Straight-Line Rental Revenue
Straight-Line Rent as % of Revenue
$30
$20
$10
$0
6%
4%
2%
0%
1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16
$21.2 $19.9 $19.7 $22.7 $21.3 $19.9 $17.6 $18.6 $13.4 $14.5 $13.6 $9.5 $7.4 $5.5
5.9% 5.5% 5.2% 6.0% 5.5% 5.0% 4.3% 4.5% 3.3% 3.5% 3.1% 1.9% 1.5% 1.1%

Constant-Currency Growth

FX Represents ~ 50-100 bps Drag on Reported Results



As Reported
Constant-Currency
Total Including Telx
25%
20%
10%
5%
0%
22.5%
23.6%
5.2%
6.2%
20.4%
21.6%
7.1%
8.2%
3.3%
3.6%
9.0%
9.9%
8.4%
10.3%
2Q16 / 2Q15
Revenue Growth
2Q16 / 2Q15
Adj. EBITDA
2Q16 / 2Q15
Same-Capital Cash
NOI Growth (1)
2Q16 / 2Q15
Core FFO/sh
Growth (1)
2016E / 2015
Core FFO/sh
Growth (1)(2)

Note: Constant-currency, Adjusted EBITDA, Same-Capital Cash NOI and Core FFO are non-GAAP financial measures. For a description of these measures see the Appendix.

1) Net income for quarter ended June 30, 2016 was $28 million. Net income for quarter ended June 30, 2015 was $117 million.
2) The lighter shaded sections represent the Core FFO and constant-currency Core FFO per share guidance ranges. The mid-points of 2016 Core FFO and constant-currency Core FFO reflect 8.4% and 10.3% growth over 2015 results, respectively.

Putting Exposure in Perspective
Benefits of Diversification and Scale on Display

USD · CAD · GBP · EURO · JPY · HKD · SGD · AUD

CURRENT EXPOSURE BY ABR [1]


1%
9%
80%
4%
0%
1%
4%
2%


4%
13%
5%
Estimated
Post-European
Portfolio
Acquisition
75%

LOCALLY DENOMINATED DEBT


1%
19%
59%
11%
1%
2%
4%
3%

(USD in millions)

GBP Denominated Debt	Rate	Amount
Revolver	150 bps	$13
Term Loan	189 bps	226
Senior Notes due 2023	4.750%	399
Senior Notes due 2024	4.250%	532
Total GBP Debt	**3.880%**	**$1,171**

Euro Denominated Debt	Rate	Amount
Revolver	62 bps	$2
Term Loan	74 bps	20
Senior Notes due 2024	2.625%	666
Total Euro Debt	**2.564%**	**$689**

2016 CORE FFO EXPOSURE [2]


0%
10%
79%
4%
0%
0%
5%
2%


1.1% GBP
+/- 10%
0.5%
EUR +/- 10%
Midpoint of
Guidance
LESS THAN
2%

Note: Represents consolidated portfolio and investments in our unconsolidated joint ventures.

1. ABR represents the monthly contractual base rent under existing leases as of June 30, 2016 multiplied by 12. Estimated post acquisition data provided for illustrative purposes only.
2. Based on midpoint of 2016 Core FFO per share guidance of $5.65 – $5.75.

Forward Equity Sale Agreement
Transaction Overview

Forward sale structure allows DLR to lock in equity financing for the acquisition and avoid per share dilution prior to the acquisition closing

Description

- Allows DLR to capitalize on market conditions and lock-in future equity capital raise when and if required to fund the acquisition
- Sale of borrowed shares will be executed via a marketed offering
- No incremental shares will be issued to the public market at settlement
- Entering into a forward sale agreement to sell a fixed number of shares (including shares subject to the underwriters' over-allotment option) at the forward sale price in the future to BofAML, Citi and JPM
- Able to settle and receive proceeds at any time at DLR's discretion
- Forward may be cash, physically, or net-share settled at DLR's election

Benefits

- DLR locks in a value for the future issuance of equity
- Capital facility that may be drawn at any time prior to the Maturity Date
- Avoids overhang on DLR stock price

Considerations

- DLR will not participate in stock price appreciation prior to settlement
- BofAML, Citi and JPM will hedge the transaction by selling borrowed shares
- If cash settled, the banks will purchase shares in the open market pursuant to Rule 10b-18 to cover the aggregate short position

Transaction Mechanics (Inception)



Forward
Agreement
BofAML
CITI
JPM
Cash
Shares
Public Equity
Markets
Shares
Collateral
Stock Loan
Market

Physical Settlement [1]



Forward
Proceeds
Shares
BofAML
CITI
JPM
Shares
Collateral
Stock Loan
Market

Banks close their outstanding short positions via physical settlement with DLR

At settlement, no incremental shares will be issued / sold to the public equity markets – no equity overhang from the forward sale structure

1. Digital could elect a Cash or Net Share settlement in which case the banks will purchase shares in the open market pursuant to Rule 10b-18 to cover the aggregate short position.

Summer 2016 Sources & Uses
One-Way Draw-Down

($ in billions)

Sources		Uses	
Forward Equity Offering	$1.1 Bn	European Portfolio Acquisition	$0.9 Bn
Underwriters' Over-Allotment Option	$0.2 Bn	Mortgage Debt Maturities	$0.2 Bn
Four-Property Portfolio Sale	$0.1 Bn	Preferred Equity Redemption	$0.3 Bn
Paris Option Property	$0.2 Bn	Additional Investment Activity + GCP	$0.2 Bn
Total	**$1.6 Bn**	**Total**	**$1.6 Bn**

Note: Figures represent company estimates and projections as of June 30, 2016. Actual results may vary materially.

Prudent Balance Sheet Management

Pro Forma Leverage Expected to Drop Below 5.0x

PRO FORMA NET DEBT / LQA ADJUSTED EBITDA



6.0x
4.0x
2.0x
-
5.2x
(0.9x)
0.5x
(0.2x)
4.7x
2Q16 Leverage
Equity Issuance (1)
European Portfolio Acquisition (2)
Pro Forma for 3Q16 Sales (3)
Pro Forma Leverage (4)

2016 CAPITAL MARKETS HIGHLIGHTS

$1.3 billion Equity Issuance
Forward equity offering allows Digital Realty to de-lever the balance sheet and acquire strategic European portfolio

€600M Inaugural Euro Bond Offering
Priced at 2.625% when the eight-year mid-swap rate was within one basis point of its all-time low

$3.6 billion Credit Facility and Term Loans
$2 billion Global Revolving Credit Facility,
$1.25 billion multicurrency five-year term loan, and
$300 million USD seven-year term loan

CURRENT CAPITAL STRUCTURE (5)



Variable Rate Debt
2%
Fixed Rate Debt
23%
Preferred
6%
Equity
69%
Floating Rate Debt
8%
Fixed Rate Debt
92%

1) Represents net proceeds from a 14.375 million share issuance at $96.00 per share pursuant to certain forward sale agreements and assuming full physical settlement of such agreements.
2) Pro forma for the acquisition of the European portfolio for approximately $874 million, which represents a multiple of approximately 13 times the anticipated full-year 2016 portfolio EBITDA. These figures are based on our expected underwritten EBITDA. We caution you that expected underwritten EBITDA is derived from information provided by the seller and has not been audited. These and similar figures represent forward-looking statements and we cannot assure you that the results of operations will conform to these estimates.
3) Represents net proceeds from the sale of a four-property data center portfolio in 3Q16 and pro forma for the sale of 114 rue Ambroise Croizat.
4) Assumes that the remaining net proceeds received from the equity issuance will be used for the expected redemption of Series E preferred stock, repayment of mortgage loans and revolver debt.
5) As of June 30, 2016 except as noted. Based on the closing stock price of $105.65 as of July 22, 2016. Includes Digital Realty's pro rata share of unconsolidated joint venture debt. Pro forma for the 14.375 million share issuance pursuant to certain forward sale agreements and assuming full physical settlement of such agreements.

Consistent Execution on Strategic Vision
Delivering Current Results, Seeding Future Growth

Successful 2Q16 Initiatives

EXTENDING GLOBAL FOOTPRINT
Closed strategic European portfolio acquisition

EXCEEDING EXPECTATIONS
Reported 2Q16 core FFO / share of $1.32, four cents ahead of consensus [1]

DELIVERING DOUBLE-DIGIT AFFO GROWTH
Quality of earnings improving, growth in cash flow accelerating [2]

RAISING GUIDANCE
Revised 2016 core FFO / share outlook from $5.55-$5.65 to $5.65-$5.75 [3]

STRENGTHENING THE BALANCE SHEET
Over $1.6 billion in proceeds from forward equity offering and asset sales

1) 2Q16 net income per share of $0.19.
2) For a description of AFFO and a reconciliation to net income, see the Appendix.
3) Revised 2016 net income per diluted share outlook from $0.45 - $0.50 to $1.95 to $2.00.

APPENDIX



DIGITAL REALTY

U.S. Major Metro Area Data Center Supply (1)

Supply Largely Concentrated in Most Active Markets



in megawatts
2Q16
Current Supply (1)
New Construction
Digital Realty Inventory (2)
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley



in megawatts
1Q16
Current Supply (1)
New Construction
Digital Realty Inventory (2)
80
60
40
20
-
Boston
Chicago
Dallas
Houston
N Virginia
NY Metro
Phoenix
Silicon Valley

1. Reflects management's estimates of available supply, including sub-lease availability.
2. Represents Digital Realty's available finished data center space and available active data center construction.

Appendix

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

FUNDS FROM OPERATIONS (FFO)

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, excluding a gain from a pre-existing relationship, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs' FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

COREFUNDS FROM OPERATATIONS (Core FFO)

We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction expenses, (iii) loss from early extinguishment of debt, (iv) change in fair value of contingent consideration, (v) severance-related accrual, equity acceleration, and legal expenses, (vi) bridge facility fees, (vii) loss on currency forward and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

CONSTANT-CURRENCY CORE FUNDS FROM OPERATIONS

We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations.

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) non-cash stock-based compensation expense, (vi) straight-line rent revenue, (vii) straight-line rent expense, (viii) above- and below-market rent amortization, (ix) deferred non-cash tax expense, (x) capitalized leasing compensation, (xi) recurring capital expenditures and (xii) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Appendix

EBITDA AND ADJUSTED EBITDA:

We believe that earnings before interest, loss from early extinguishment of debt, income taxes and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, change in fair value of contingent consideration, severance related accrual, equity acceleration, and legal expenses, transaction expenses, (gain) loss on sale of property, (gain) on settlement of pre-existing relationship with Telx, loss on equity forwards other non-core expense adjustments, non-controlling interests, and preferred stock dividends. Adjusted EBITDA is EBITDA excluding change in fair value of contingent consideration, severance related accrual, equity acceleration, and legal expenses, transaction expenses, (gain) loss on sale of property, (gain) on settlement of pre-existing relationship with Telx, loss on currency forwards, other non-core expense adjustments, non-controlling interests, and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

CORE EBITDA

Core EBITDA is a non-GAAP financial metric that Telx uses as a supplemental measure of its operating performance that adjusts net loss to eliminate the impact of certain items that it does not consider indicative of its core operating performance. We believe that Core EBITDA is a useful supplemental performance measure because it allows investors to view Telx's performance without the impact of noncash depreciation and amortization, the cost of debt, deferred rent expenses, stock-based compensation expenses, sponsor management fees and transaction costs. Other companies may calculate Core EBITDA or similar metrics differently; accordingly, the Core EBITDA presented herein may not be comparable to other companies' Core EBITDA or similar metrics.

NET OPERATING INCOME (NOI) AND CASH NOI

Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, interconnection and other revenue and tenant reimbursement revenue less utilities, rental property operating expenses, repair and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents, net, and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs' NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

SAME-CAPITAL CASH NOI

Same-capital Cash NOI is Cash NOI (as defined above) calculated for "Same-capital" properties. "Same-capital" properties are defined as properties owned as of December 31, 2014 with less than 5% of total rentable square feet under development and excludes properties that were undergoing, or were expected to undergo, development activities in 2015-2016, properties classified as held for sale, and properties sold or contributed to joint ventures for all periods presented.

Forward-Looking Statements

The information included in this presentation contains forward-looking statements. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts, sales incentive program, mid-market and colocation initiatives; organizational initiatives; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment markets and market opportunities; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates, potential new markets; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in the geographies in which we operate; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses, including Telx; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2015, as amended, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Reconciliation of Core EBITDA

(unaudited)

(in thousands)

	Three Months Ended June 30, 2016
Net Loss	($8,185)
Income Tax Expense (Benefit)	58
Interest Expense, net	857
Depreciation & Amortization	39,996
EBITDA	**$32,726**
Plus: Non-Cash Rent	7,740
Plus: Non-Cash Compensation	429
Plus: Transaction Expenses and Other	707
Less: Synergies	(2,395)
Core EBITDA	**$39,207**

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Net income (loss) available to common stockholders	$ 27,951	$ 117,055	$ 67,076	$ 218,783
Adjustments:				
Noncontrolling interests in operating partnership	457	2,377	1,120	4,403
Real estate related depreciation and amortization (1)	173,165	130,198	340,077	258,021
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	2,810	3,187	5,613	5,790
Gain on sale of properties	-	(76,669)	(1,097)	(94,489)
FFO available to common stockholders and unitholders	$ 204,383	$ 176,148	$ 412,789	$ 392,508
Basic FFO per share and unit	$ 1.37	$ 1.27	$ 2.77	$ 2.83
Diluted FFO per share and unit	$ 1.36	$ 1.26	$ 2.75	$ 2.82
Weighted average common stock and units outstanding				
Basic	149,227	138,568	149,137	138,488
Diluted	150,211	139,257	149,859	138,991
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	175,594	131,524	344,610	260,597
Non-real estate depreciation	(2,429)	(1,326)	(4,533)	(2,576)
	$ 173,165	$ 130,198	$ 340,077	$ 258,021

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
FFO available to common stockholders and unitholders -- basic and diluted	$ 204,383	$ 176,148	$ 412,789	$ 392,508
Weighted average common stock and units outstanding	149,227	138,568	149,137	138,488
Add: Effect of dilutive securities	984	689	722	503
Weighted average common stock and units outstanding -- diluted	150,211	139,257	149,859	138,991

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
FFO available to common stockholders and unitholders -- diluted	$ 204,383	$ 176,148	$ 412,789	$ 392,508
Termination fees and other non-core revenues (3)	-	(313)	(91)	1,260
Significant transaction expenses	3,615	3,166	5,515	3,259
Loss from early extinguishment of debt	-	148	964	148
Change in fair value of contingent consideration (4)	-	352	-	(42,682)
Severance accrual and equity acceleration (5)	1,508	1,301	2,956	2,697
Other non-core expense adjustments (6)	3,082	(29)	3,081	(59)
CFFO available to common stockholders and unitholders -- diluted	$ 212,588	$ 180,773	$ 425,214	$ 357,131
Diluted CFFO per share and unit	$ 1.42	$ 1.30	$ 2.84	$ 2.57

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015	Six Months Ended June 30, 2016	Six Months Ended June 30, 2015
Net income (loss) available to common stockholders	$ 27,951	$ 117,055	$ 67,076	$ 218,783
Interest	59,909	46,114	117,170	91,580
Loss from early extinguishment of debt	-	148	964	148
Taxes	2,252	2,636	4,361	4,333
Depreciation and amortization	175,594	131,524	344,610	260,597
EBITDA	265,706	297,477	534,181	575,441
Change in fair value of contingent consideration	-	352	-	(42,682)
Severance accrual and equity acceleration	1,508	1,301	2,956	2,697
Transactions	3,615	3,166	5,515	3,259
Gain on sale of properties	-	(76,669)	(1,097)	(94,489)
Gain on sale of investment	-	-	-	-
Gain on contribution of properties to unconsolidated joint ventures	-	-	-	-
Loss on currency forwards	3,082	-	3,082	-
Other non-core expense adjustments	-	(29)	(1)	(59)
Noncontrolling interests	569	2,486	1,353	4,628
Preferred stock dividends	22,424	18,456	44,848	36,911
Adjusted EBITDA	$ 296,904	$ 246,540	$ 590,837	$ 485,706

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended	
	June 30, 2016	June 30, 2015	June 30, 2016	June 30, 2015
Rental revenues	$ 210,889	$ 211,491	$ 421,808	$ 418,641
Tenant reimbursements - Utilities	35,857	37,046	69,595	72,471
Tenant reimbursements - Other	18,382	16,052	35,822	32,508
Interconnection and other	1,513	1,234	2,980	2,420
Total Revenue	266,641	265,823	530,205	526,040
Utilities	36,725	38,536	71,899	75,357
Rental property operating	20,450	21,139	40,611	41,368
Repairs & maintenance	16,065	17,555	32,293	33,858
Property taxes	16,191	12,716	31,861	27,833
Insurance	1,646	1,712	3,339	3,403
Total Expenses	91,077	91,658	180,003	181,819
Net Operating Income	$ 175,564	$ 174,165	$ 350,202	$ 344,221
Less:				
Stabilized straight-line rent	$ 1,500	$ 4,759	$ 3,865	$ 10,222
Above and below market rent	2,277	3,033	4,820	6,026
Cash Net Operating Income	$ 171,787	$ 166,373	$ 341,517	$ 327,973

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Year Ended December 31, 2015
FFO available to common stockholders and unitholders -- diluted	$ 687,896
Termination fees and other non-core revenues [3]	680
Gain on sale of equity investment	-
Significant transaction expenses	17,400
Loss from early extinguishment of debt	148
Change in fair value of contingent consideration [4]	(44,276)
Equity in earnings adjustment for non-core items	-
Severance accrual and equity acceleration [5]	5,146
Other non-core expense adjustments [6]	79,164
CFFO available to common stockholders and unitholders -- diluted	$ 746,158
Diluted CFFO per share and unit	$ 5.26

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

		Year Ended December 31, 2015
Net income (loss) available to common stockholders	$	217,266
Adjustments:		
Noncontrolling interests in operating partnership		4,442
Real estate related depreciation and amortization (1)		563,729
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures		11,418
Impairment of investments in real estate		-
Gain on sale of properties		(94,604)
Gain on contribution of properties to unconsolidated joint ventures		-
Gain on settlement of pre-existing relationships with Telx		(14,355)
FFO available to common stockholders and unitholders	$	687,896
Basic FFO per share and unit	$	4.87
Diluted FFO per share and unit	$	4.85
Weighted average common stock and units outstanding		
Basic		141,108
Diluted		141,726
(1) Real estate related depreciation and amortization was computed as follows:		
Depreciation and amortization per income statement		570,527
Non-real estate depreciation		(6,798)
	$	563,729

		Year Ended December 31, 2015
FFO available to common stockholders and unitholders	$	687,896
Add: 5.50% exchangeable senior debentures interest expense		-
FFO available to common stockholders and unitholders -- diluted	$	687,896
Weighted average common stock and units outstanding		141,108
Add: Effect of dilutive securities (excluding 5.50% exchangeable senior debentures)		618
Add: Effect of dilutive 5.50% exchangeable senior debentures		-
Weighted average common stock and units outstanding -- diluted		141,726

Reconciliation of Non-GAAP Items

To Their Closest GAAP Equivalent

Reconciliation of Core FFO to AFFO	Three Months Ended June 30, 2016	Three Months Ended June 30, 2015
Core FFO available to common stockholders and unitholders	**$212,587**	**$180,773**
Adjustments:		
Non-real estate depreciation	2,429	1,326
Amortization of deferred financing costs	2,643	2,069
Amortization of debt discount/premium	689	546
Non-cash stock-based compensation expense	4,630	4,518
Straight-line rent revenue	(5,554)	(14,499)
Straight-line rent expense	5,933	92
Above- and below-market rent amortization	(1,997)	(2,359)
Deferred non-cash tax expense	669	1,066
Capitalized leasing compensation	(2,455)	(2,044)
Recurring capital expenditures	(17,914)	(23,708)
Capitalized internal leasing commissions	(1,677)	(888)
AFFO available to common stockholders and unitholders - basic and diluted	**$199,984**	**$146,892**